Dear Shareholder:

The Maxus Funds have once again shown exceptional relative performance for the first six months of 1999. As usual, the stock market has demonstrated its ability to confuse investors with conflicting signals and divergent trends. For example, while the S&P 500 index turned in a respectable 8.09 %, the Dow Jones Industrials, with its more cyclical stock weighting, leaped ahead over 16%. Even more pronounced was the technology heavy NASDAQ 100, which advanced over 23% while the small cap Russell 2000, managed only 5.41% gain. All of this was occurring at the same time that the Salomon Broad Investment Grade bond index, a proxy for the bond market, turned in a negative total return of -2.8%.

I believe that making sense of these divergent trends is a key element in determining if your investment portfolio is headed in the right direction during the next several years. While you can count on the fact that history rarely repeats itself, it does offer excellent clues as to where and how investors should position themselves today.

Those of you who have followed the Maxus investment philosophy already know that we believe most of the large capitalization growth companies are significantly overvalued based upon any reasonable prospect for growth in future years. Overvaluation, however, does not necessarily give you any insight as to the immediate direction of stock prices. There are much better indicators to follow.

The best indicator hands down is the direction and level of interest rates. Since the beginning of the year rates have advanced over 100 basis points to over 6% on longer term Treasury bonds. Although stock prices have struggled with the increase, the general market continues to act well, seemingly to suggest that interest rates don't count.

While there is no hard and fast rule, bear markets of the past have generally started only when rates have risen approximately 30% from their lows. In the current environment, rates would have to exceed 7% before the market would approach any real trouble. Our estimate, as well as those of most economic forecasters, is that long rates will not exceed 7% in the near future, despite any increases in short term rates by the Federal Reserve. There are two important things to keep in mind, however.

First, once the direction in interest rates is set in motion, it tends to remain in motion until there is an economic resolution. The only problem with this forecast is the timing is always an unknown. Significant rate increases may take several years to appear. The second historically meaningful fact is that any increase in interest rates tend to negatively impact high price to earnings stocks more than low price to earnings stocks, i. e. value stocks are more likely to outperform growth stocks. Without exploring the economic rationale, it is generally accepted that the absolute level of interest rates relates directly to the price to earnings multiple of the general market, i.e. the higher interest rates, the lower the price to earnings ratio.

A price to earnings multiple is less meaningful in analyzing value stocks since current earnings and the prospects for future earnings are only two components in the analysis. For growth stocks they are the only components. With the increase in interest rates during the first six months of 1998, I believe the movement toward value stocks has begun and is apt to continue for some time. For example, The Maxus Equity Fund advanced 19.3% during this period against the Russell 3000 benchmark which increased 12.7%, while The Maxus Aggressive Value Funds, which consists exclusively of micro-cap companies, advanced 27.5% against the small cap Russell 2000 which chalked up 9.28% for the period.

Alan Miller continued his winning ways with a 13.2% increase for the Maxus Laureate Fund, while the Maxus Income Fund produced a total return of 2.2 % and scored significantly over the Ryan Labs government bond index which declined - 5.40%. Even the Maxus Ohio Heartland Fund, which advanced 2.1%, did considerably better than competing funds with the same narrow focus.

Investors who still care about a company's fundamentals and underlying business values should consider the Maxus Funds in their investment program. I believe we are in an excellent position to capitalize on the changing environment already taking shape in the stock and bond markets.


Sincerely,


Richard Barone
President

Maxus Income Fund
                                                       Schedule of Investments
                                                       June 30, 1999 (unaudited)
 Shares/Principal Amount                            Market Value    % of Assets
 Closed End Bond Funds
 150,000      ACM Government Spectrum                    871,875
 200,000      Blackrock Income                         1,337,500
 100,000      Blackrock North American Government      1,000,000
 160,000      Debt Strategies II                       1,360,000
 54,800       Debt Strategies III                        503,475
 218,300      Hyperion 1999                            1,555,387
 129,700      Hyperion 2002                            1,086,237
 148,600      Kemper Multi Market                      1,355,975
 34,100       Lincoln National Conv                      477,400
 300,000      MFS Government                           1,875,000
 230,000      MFS Intermediate                         1,480,625
                                                      12,903,474       38.86%
 Closed End Global Bond Funds
 70,000       Dreyfus Strategic Governments              603,750
 147,200      First Commonwealth                       1,554,800
 100,000      Kleinwort Benson Australian                675,000
 170,000      Strategic Global                         1,901,875
 17,600       Templeton Global Governments               117,700
 100,000      Templeton Global Income                    656,250
                                                       5,509,375       17.62%
 Corporate Bond Equivalents
 10,000       American General 8.45% MIPs                252,500
 10,000       American Re 8.5% QUIPs                     254,375
 5,000        Bear Stearns 7.5% Cap Trust II             121,562
 18,000       BF Goodrich 8.3%                           448,875
 15,800       Conagra Capitol Ser B Adj Rate             316,000
 5,000        Conseco Financing 9.16%                    127,500
 12,000       NWPS Capital Financing 8.125%              299,250
 21,000       Pacificorp 8.55% QUIDs                     525,000
 10,000       Seagram 8% QUIDs                           250,000
 5,000        Shaw Communications 8.50%                  122,500
 15,000       Southern Company 7.75%                     375,000
 30,000       Texaco Cap Adj Rate                        594,375
 10,000       Time Warner 8.875%                         257,500
 10,000       Torchmark 9.18% MIPs                       252,500
                                                       4,196,937       12.64%
 Preferred Shares
 5,000        Alexandria Real Estate $2.37               124,063
 7,500        Crown American  $5.50                      353,437
 10,300       Developers Diversified $2.36               258,144
 15,000       Gabelli Global Multimedia $1.98            376,875
 5,000        Great Lakes REIT $2.43                     125,000
 5,000        Lehman Brother $1.97                       123,750
 5,000        New Plan Excel Realty $2.15                123,750
 20,000       Public Storage $2.22                       498,750
 50,000       Royce Value Trust $2.00                  1,262,500
 7,500        Simon Debartolo $2.18                      577,500
 11,800       Source Capital $2.40                       332,613
                                                       4,156,382       12.52%

The accompanying notes are an integral part of the financial statements.

 Maxus Income Fund
                                                       Schedule of Investments
                                                       June 30, 1999 (unaudited)
 Shares/Principal Amount                            Market Value    % of Assets
 Convertible Bonds
 223,000      Inco 7.75%, 3-15-16                        199,864        0.60%

 Convertible Preferred Shares
 11,000       Armco $3.625 B                             552,750
 25,000       Camden Ppty  $2.25                         626,562
 5,000        Chiquita Brands $2.88                      172,500
 50,000       Equity  Residential $1.81                1,190,625
 50,000       Glenborough Realty $1.94                   950,000
 10,000       Kimco $2.37                                245,000
 2,800        Simon Debartolo $6.50                       70,000
 17,000       USX $3.25                                  775,625
                                                       4,583,062       13.80%
 U.S. Government Securities
 500,000      US Treas 11.75%, 02-15-01                  547,422        1.65%

 Cash Equivalents
 925,821      Firstar Bank Treasury                      925,821        2.79%

        Total Investments (Cost - $33,774,918)        33,022,337       99.44%

        Other Assets Less Liabilities                    186,721        0.56%

        Net Assets - Equivalent to $10.51 per share   33,209,058      100.00%
        based on 3,119,694 shares of capital
        stock outstanding (Note 4)

The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Maxus Income Fund                                   June 30, 1999 (unaudited)

                                                         Income
                                                         Fund
Assets:
     Investment Securities at Market Value               33,022,337
      (Identified Costs - $33,774,918)
     Cash                                                     7,151
     Receivables:
       Receivable for investment securities sold            100,466
       Dividends and interest receivable                    233,062
     Unamortized organization costs                               -
Total Assets                                             33,363,016

Liabilities:
     Payable for investment purchased                             -
     Payable for shareholder distributions                   49,647
     Accrued Expenses                                       104,311
Total Liabilities                                           153,958
Net Assets                                               33,209,058

Net Assets Consist Of:
     Capital Paid In                                     35,050,252
     Undistributed Net Investment Income                    337,406
     Accumulated Realized Gain (Loss) on
          Investments - Net                              (1,426,019)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net    (752,581)
Net Assets                                               33,209,058

Net Assets:
     Investors Shares                                    32,772,713
     Institutional Shares                                   436,345
          Total                                          33,209,058

Shares of capital stock
     Investors Shares                                     3,119,694
     Institutional Shares                                    41,416
          Total                                           3,161,110

Net asset value per share
     Investors Shares                                        $10.51
     Institutional Shares                                    $10.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations
Maxus Income Fund                                   June 30, 1999 (unaudited)

                                                            Income
                                                             Fund
Investment Income:
Dividend income                                           $1,320,368
Interest income                                              567,074
Total Income                                               1,887,442
Expenses:
Investment advisory fees (Note 2)                            178,489
Distribution fees (Investor shares)                           88,174
Distribution fees (Institutional shares)                           -
Custodial fees                                                12,399
Organization costs                                                 -
Transfer agent fees/Accounting and Pricing                    20,446
Legal                                                         17,408
Audit                                                          7,000
Registration and filing fees                                  11,800
Trustee fees                                                   2,600
Printing & Other Miscellaneous                                19,004
Total Expenses                                               357,320

Net Investment Income (Loss)                               1,530,122

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                         (647,472)
Distribution of Realized Capital Gains from other
     Investment Companies                                          -
Unrealized Gain (Loss) from Appreciation
     (Depreciation) on Investments                          (179,477)
Net Realized and Unrealized Gain (Loss) on Investments      (826,949)

Net Increase (Decrease) in Net Assets from Operations       $703,173

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Maxus Income Fund                                  June 30, 1999 (unaudited)

                                                       Maxus Income Fund
                                                       01/01/99        01/01/98
                                                          to              to
                                                       06/30/99        12/31/98
From Operations:
     Net Investment Income                            1,530,122       2,616,334
     Net Realized Gain (Loss) on Investments           (647,472)        705,637
     Net Unrealized Appreciation (Depreciation)        (179,477)     (1,963,997)
Increase (Decrease) in Net Assets from Operations       703,173       1,357,974

Distributions to investor shareholders:
     Net Investment Income                           (1,045,783)     (2,740,775)
     Net Realized Gain (Loss) from Security
          Transactions                                        -      (1,162,678)

Distributions to institutional shareholders:
     Net Investment Income                              (13,336)        (11,770)
     Net Realized Gain (Loss) from Security
          Transactions                                        -          (7,639)
Change in net assets from distributions              (1,059,119)     (3,922,862)

From Capital Share Transactions:
     Proceeds from sale of shares                     4,518,907      12,000,632
     Dividend reinvestment                              824,269       3,238,389
     Cost of shares redeemed                        (11,853,923)    (11,218,520)
Change in net assets from capital transactions       (6,510,747)      4,020,501
Change in net assets                                 (6,866,693)      1,455,613

Net Assets:
     Beginning of period                             40,075,751      38,620,138
     End of period                                   33,209,058      40,075,751

Share Transactions:
     Issued                                             427,019       1,075,539
     Reinvested                                          78,432         295,087
     Redeemed                                        (1,122,989)     (1,005,874)
Net increase (decrease) in shares                      (617,538)        364,752
Shares outstanding beginning of period                3,778,648       3,413,896
Shares outstanding end of period                      3,161,110       3,778,648

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Maxus Income Fund                                       Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                01/01/99  01/01/98  01/01/97  01/01/96  01/01/95
                                   to        to        to        to        to
                                06/30/99  12/30/98  12/31/97  12/31/96  12/31/95
Net Asset Value -
     Beginning of Period          10.61     11.31     10.78     10.54     9.73
Net Investment Income              0.50      0.72      0.67      0.70     0.72
Net Gains or Losses on Securities
     (realized and unrealized)    (0.27)    (0.33)     0.53      0.24     0.81
Total from Investment Operations   0.23      0.39      1.20      0.94     1.53
Distributions
     Net investment income        (0.33)    (0.72)    (0.67)    (0.70)   (0.72)
     Capital gains                    -     (0.37)        -         -        -
     Return of capital                -         -         -         -        -
          Total Distributions     (0.33)    (1.09)    (0.67)    (0.70)   (0.72)
Net Asset Value -
     End of Period               $10.51    $10.61    $11.31    $10.78   $10.54

Total Return                       2.16%     3.49%    11.47%     9.20%   16.15%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                 32,773    39,650    38,620    35,728   37,387
Ratio of expenses to average
     net assets *                  1.98%     1.87%     1.91%     1.92%    1.90%
Ratio of net income to average
     net assets *                  8.50%     6.52%     6.08%     6.50%    7.01%
Portfolio turnover rate *            34%       55%       70%       78%     121%

                                                   Institutional Shares

                                        01/01/99        02/01/98
                                           to              to
                                        06/30/99        12/31/98
Net Asset Value -
     Beginning of Period                  10.62           11.31
Net Investment Income                      0.52            0.33
Net Gains or Losses on Securities
     (realized and unrealized)            (0.27)          (0.50)
Total from Investment Operations           0.25           (0.17)
Distributions
     Net investment income                (0.33)          (0.33)
     Capital gains                            -           (0.19)
     Return of capital                        -               -
          Total Distributions             (0.33)          (0.52)
Net Asset Value -
     End of Period                       $10.54          $10.62

Total Return                               2.35%           3.54%

Ratios/Supplemental Data:
Net Assets at end of period (thousands)     436             426
Ratio of expenses to average net assets *  1.48%           1.37%
Ratio of net income to average
     net assets *                          9.00%           7.02%
Portfolio turnover rate *                    34%             55%

* Annualized

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
                                                               Maxus Income Fund
                                                       June 30, 1999 (unaudited)


1.)   SIGNIFICANT ACCOUNTING POLICIES
  The Fund is a diversified, open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated October 31, 1984. The Fund has an investment objective of obtaining the highest total return, a combination of income and capital appreciation, consistent with reasonable risk. The Fund pursues this objective by investing primarily in income-producing securities. Significant accounting policies of the Fund are presented below:

  SECURITY VALUATION
  The Fund  intends to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Fund has entered into an investment advisory and administration agreement with Maxus Asset Management, Inc., a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from the Fund as compensation for its services to the Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000. The Investment Advisor agrees to reimburse its fee to the Fund in the amount by which the Fund expenses exceed 2% of average annual net assets.


3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries that provide services to the Fund. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $178,489 in investment advisory fees during the six months ending June 30, 1999. Maxus Securities, who served as the national distributor of the Fund's shares, was reimbursed $88,174 for distribution expenses. Maxus Information Systems, who provides accounting and shareholder services, received fees totaling $20,446 for services rendered to the Fund for the six months ending June 30, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $51,527 for the six months ending June 30, 1999.

  At June 30, 1999, Maxus Securities Corp owned 60,000 shares in the Fund.

  Certain officers and/or trustees of the Fund are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.


4.)   CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999 an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $35,050,252.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.


5.)   PURCHASES AND SALES OF SECURITIES
  During the six months ending June 30, 1999, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $5,942,321 and $7,033,394 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $3,949,597 respectively.


6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.


7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

  Appreciation    (Depreciation)   Net Appreciation
                                    (Depreciation)
    537,042        (1,289,623)         (752,581)